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                                                                   Exhibit 10.35


THIS NOTE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION D PROMULGATED UNDER THE ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE.


                                      NOTE


                            EMPYREAN BIOSCIENCE, INC.


                              10% CONVERTIBLE NOTE


                    DUE NOVEMBER ___, 2002 ("MATURITY DATE")


No.  ___                                                            $__________

         This Note is issued by EMPYREAN BIOSCIENCE, INC., a Delaware corporation (the "COMPANY"), to ____________________________ (together with its permitted successors and assigns, the "HOLDER") pursuant to an exemption from registration under the Securities Act of 1933, as amended.

                                   ARTICLE I.

         SECTION 1.01 PRINCIPAL AND INTEREST. For value received on May ___, 2002, the Company hereby promises to pay to the order of the Holder in lawful money of the United States of America and in immediately available funds the principal sum of __________________(US $________), together with interest on the unpaid principal of this Note at the rate of ten percent (10%) per year (computed on the basis of a 365-day year and the actual days elapsed) from the date of this Note until paid. At the Holder's option, any portion of the unconverted principal amount and all accrued interest shall be either (a) paid to the Holder on the Maturity Date or (b) converted in accordance with Section
1.02 herein. The amount of such unconverted principal and such accrued interest shall be paid in (i) cash and/or (ii) shares of "Common Stock" (as defined below), at the Holder's option.


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         SECTION 1.02 BONUS INTEREST. Should the Company complete a transaction for the sale of substantially all of the assets or stock of the Company prior to the Maturity Date, the Holder shall be entitled to bonus interest of fifty percent (50%) of the face amount of the Note.

         SECTION 1.03 OPTIONAL CONVERSION. The Holder is entitled, at its option, to convert at the Maturity Date, all or any part of the principal amount of the Note, plus accrued interest, into shares (the "CONVERSION SHARES") of the Company's common stock, $0.0001 par value ("COMMON STOCK"), at the price per share (the "CONVERSION PRICE") equal to $0.0099. No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Note, the Holder hereof shall deliver written notice thereof, substantially in the form of EXHIBIT "A" to this Note, with appropriate insertions (the "CONVERSION NOTICE"), to the Company at its address as set forth herein.

         SECTION 1.04 NO RESERVATION OF COMMON STOCK. The Holder acknowledges that the Company does not have a sufficient number of authorized and unissued shares of common stock to issue the Conversion Shares. A sufficient number of the Conversion Shares shall be available and shall be reserved only upon approval of either an increase in the Company's authorized number of shares or a reverse stock split by the shareholders of the Company. The undersigned acknowledges that the Company cannot guarantee that either or both of these measures will be approved by the shareholders.

         SECTION 1.05 PIGGYBACK REGISTRATION RIGHTS. The Holder's shall have "piggyback" registration rights for the Conversion Shares with respect to any registration statement filed by the Company pursuant to the Securities Act of 1933, as amended.

         SECTION 1.06 INTEREST PAYMENTS. The interest so payable will be paid at the time of maturity or conversion to the person in whose name this Note is registered.

         SECTION 1.07 PAYING AGENT AND REGISTRAR. The Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

         SECTION 1.08 SECURITY. This Note and all payments hereon, including principal or interest, shall be secured by all of the assets of the Company. Liens on all of the assets of the Company currently held by Lawrence D. Bain, Kathy Bain, Uptic Investments Corp., Richard C. Adamany, Vicky L. Adamany, Bennett S. Rubin, Jill G. Okun and the Bennett S. Rubin Trust Under Trust Agreement Dated November 2, 1994 Amended and Restated Under Declaration of Trust Dated August 11, 2000 shall be subordinated to the security interest of the Holder and the other purchasers of 10% Convertible Notes as evidenced by a Subordination Agreement dated May ___, 2002.

                                  ARTICLE II.

         SECTION 2.01 AMENDMENTS AND WAIVER OF DEFAULT. The Note may be amended with the prior written consent of the Holder. Without the consent of the Holder, the Note may be


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amended to cure any ambiguity, defect or inconsistency, to provide for assumption of the Company obligations to the Holder or to make any change that does not adversely affect the rights of the Holder.

                                  ARTICLE III.

         SECTION 3.01 EVENTS OF DEFAULT. An Event of Default is defined as follows: (a) failure by the Company to pay the principal of, and interest on, this Note within fifteen (15) business days of the Maturity Date of this Note;
(b) failure by the Company to advise its transfer agent to issue Common Stock to the Holder within twenty (20) business days of the Company's receipt of the attached Notice of Conversion from Holder; (c) failure by the Company for thirty
(30) business days after written notice from the Holder to comply in any material respect with any of its other agreements in the Note; (d) events of bankruptcy. The Holder may not enforce the Note except as provided herein.

                                  ARTICLE IV.

         SECTION 4.01 ANTI-DILUTION. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

                                   ARTICLE V.

SECTION 5.01 NOTICE. Notices regarding this Note shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:    Empyrean Bioscience, Inc.
                          23800 Commerce Park Road
                          Suite A
                          Cleveland, OH 44122
                          Attention:     Richard C. Adamany
                                         President and Chief Executive Officer
                          Telephone:     (216) 360-7900
                          Facsimile:     (216) 360-7909

With a copy to:           Benesch, Friedlander, Coplan and Aronoff LLP
                          BP America Building - 200 Public Square
                          Cleveland, OH 44114
                          Attention:     Joseph G. Tegreene, Esq.
                          Telephone:     (216) 363-4643
                          Facsimile:     (216) 363-4588

If to Holder:             _________________________________________________
                          _________________________________________________
                          _________________________________________________
                          _________________________________________________


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         SECTION 5.02 GOVERNING LAW. This Note shall be deemed to be made under and shall be construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the Northern District of the State of Ohio or the state courts of the State of Ohio sitting in Cleveland in connection with any dispute arising under this Note and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS to the bringing of any such proceeding in such jurisdictions.

         SECTION 5.03 SEVERABILITY. The invalidity of any of the provisions of this Note shall not invalidate or otherwise affect any of the other provisions of this Note, which shall remain in full force and effect.

         SECTION 5.04 ENTIRE AGREEMENT AND AMENDMENTS. This Note represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Note may be amended only by an instrument in writing executed by the parties hereto.

         SECTION 5.05 COUNTERPARTS. This Note may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

         IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Note as of the date first written above.

                                    EMPYREAN BIOSCIENCE, INC.

                                    By: /s/ Richard C. Adamany
                                        ----------------------------------------
                                    Name:    Richard C. Adamany
                                    Title:   President & Chief Executive Officer


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                                   EXHIBIT "A"


                              NOTICE OF CONVERSION


           (TO BE EXECUTED BY THE HOLDER IN ORDER TO CONVERT THE NOTE)



TO:

         The undersigned hereby irrevocably elects to convert $_________________ of the principal amount of the attached Note into Shares of Common Stock of Empyrean Bioscience, Inc., according to the conditions stated therein, as of the Conversion Date written below.


CONVERSION DATE:                          November ____ , 2002

APPLICABLE CONVERSION PRICE:  _______________________________________________

SIGNATURE:                    _______________________________________________

NAME:                         _______________________________________________

ADDRESS:                      _______________________________________________





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